UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2021

Commission File Number 1-15202
W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			22-1867895
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

475 Steamboat Road	Greenwich	Connecticut	06830
(Address of principal executive offices)			(Zip Code)

(203) 629-3000
(Registrant’s telephone number, including area code)

None
Former name, former address and former fiscal year, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.700% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.100% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange
4.250% Subordinated Debentures due 2060	WRB-PG	New York Stock Exchange
4.125% Subordinated Debentures due 2061	WRB-PH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2021, the Board of Directors of W. R. Berkley Corporation (the “Company”) approved the amendment and restatement of the following deferred compensation plans, effective as of December 1, 2021 (the “Effective Date”): (i) the W. R. Berkley Corporation Deferred Compensation Plan for Officers (the “Officer Plan”); and (ii) the W. R. Berkley Corporation Deferred Compensation Plan for Directors (the “Director Plan,” and together with the Officer Plan, the “Amended and Restated Plans”).
Prior to the Effective Date, deferrals under the Officer Plan will continue to be credited with a notional rate of interest, and deferrals under the Director Plan will continue to be, at the director participant’s election, notionally invested in Company stock or credited with a notional rate of interest.  As of the Effective Date, deferrals will be deemed invested in one or more investment funds, as selected by the eligible participant among the options determined by the Company.
In connection with the adoption of the Amended and Restated Plans, the Company authorized the establishment of a grantor trust, also known as a “rabbi trust,” for the purpose of accumulating assets from which plan liabilities may be paid to participants. Assets set aside in the rabbi trust remain subject to the claims of creditors of the Company. Participants are unsecured general creditors of the Company with respect to benefits under Amended and Restated Plans.
In addition to the foregoing, under the Amended and Restated Plans, eligible officer and director participants may resume making elective deferrals as of January 1, 2022.

The foregoing descriptions of the Amended and Restated Plans are qualified in their entirety by the full text of such plans, which are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.  The following exhibits are filed as part of this Current Report on Form 8-K:

10.1	W. R. Berkley Corporation Deferred Compensation Plan for Officers, as amended and restated effective December 1, 2021
10.2	W. R. Berkley Corporation Deferred Compensation Plan for Directors, as amended and restated effective December 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
Name:	Richard M. Baio
Title:	Executive Vice President –
Chief Financial Officer

Date:  November 11, 2021